UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2009 (June 22, 2009)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On June 24, 2009, Gaylord Entertainment Company (the “Company”) announced several changes to its executive leadership team, effective immediately unless otherwise noted.
     John Caparella will leave the Company on July 1, 2009, and will no longer serve as the Company’s Chief Operating Officer.
     David C. Kloeppel, age 40, was named Chief Operating Officer of the Company in addition to his position as President, and will no longer serve as the Company’s Chief Financial Officer. Mr. Kloeppel’s annual base salary will increase to $700,000. Mr. Kloeppel’s fiscal 2009 bonus target will not change as a percentage of base salary and will be determined based on the actual base salary earned in 2009, assuming satisfaction of performance targets. A description of Mr. Kloeppel’s business background and experience is incorporated by reference to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009.
     Mark Fioravanti, age 47, was named Chief Financial Officer of the Company. Mr. Fioravanti’s annual base salary will increase to $350,000. Mr. Fioravanti’s fiscal 2009 bonus target will not change as a percentage of base salary and will be determined based on the actual base salary earned in 2009, assuming satisfaction of performance targets. A description of Mr. Fioravanti’s business background and experience is incorporated by reference to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009.
     In connection with the promotions of Messrs. Kloeppel and Fioravanti mentioned above, the following equity grants were awarded to the respective officers on June 22, 2009, pursuant to the Gaylord Entertainment Company 2006 Omnibus Incentive Plan:

	Options to Purchase Shares of
Name of Executive	Common Stock (# of Shares)	Restricted Stock Units
David C. Kloeppel	59,000	43,500
Mark Fioravanti	15,000	11,000
The stock options noted above have an exercise price of $12.47 per share. Each of these equity awards will vest annually in four equal installments on the anniversary of the date of grant.

Item 7.01	REGULATION FD DISCLOSURE.
     On June 24, 2009, the Company issued a press release announcing these changes to its executive leadership team. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
99.1	Press Release of Gaylord Entertainment Company dated June 24, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: June 25, 2009	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Executive Vice President, General Counsel and Secretary

INDEX OF EXHIBITS
99.1	Press Release of Gaylord Entertainment Company dated June 24, 2009.